UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010

AETHLON MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21846 (Commission File Number)	13-3632859 (IRS Employer Identification Number)

8910 University Center Lane, Suite 660 San Diego, California (Address of principal executive offices)	92122 (Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On August 2, 2010, Aethlon Medical, Inc. (the “Company”) filed two registration statements on Form S-8 (the “S-8s”) with the Securities and Exchange Commission (the “Commission”) covering an aggregate of 20,916,060 shares of the common stock of the Company. Of the shares of common stock registered under the S-8s, all but 3,500,000 shares are for currently outstanding option and share grants, some dating back to 2001. The remaining 3,500,000 shares registered under the S-8s will be available for issuance by the Company under its newly adopted 2010 Stock Incentive Plan.

The summary above is qualified in its entirety by reference to the S-8s filed with the Commission, which are incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Registration Statement on Form S-8 (File No. 333-168481) filed with the Securities and Exchange Commission on August 2, 2010 (incorporated by reference to such filing)
99.2	Registration Statement on Form S-8 (File No. 333-168483) filed with the Securities and Exchange Commission on August 2, 2010 (incorporated by reference to such filing)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

By: /s/ James A. Joyce
James A. Joyce
Dated: August 2, 2010	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Registration Statement on Form S-8 (File No. 333-168481) filed with the Securities and Exchange Commission on August 2, 2010 (incorporated by reference to such filing)
99.2	Registration Statement on Form S-8 (File No. 333-168483) filed with the Securities and Exchange Commission on August 2, 2010 (incorporated by reference to such filing)